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     INVESTOR MEETING 2014        SANTA CLARA NOVEMBER 20

 Brian Krzanich  CEO

   Investor Meeting 2013  What We Said Last Year      Things That We Are Doing Differently  Market driven view of our industryIf it computes, it computes best with Intel from IoT to the DatacenterOpen foundry to any company able to utilize our leading edge SiliconCreate Platforms for Enterprise, notjust SiliconDrive focus on bringing innovation tomarket quickly  Relentless pursuit ofMoore’s Law  Things That Will Not Change

           2014Return to Growth  Revenue*  Tablet Volume*  Q3’14 Microprocessor Shipments  One Year Total Shareholder Return**  $55.9B  45%  >100Mu  *Forecast  is based on current expectations and is subject to change without noticeSource: Intel  ~40Mu                  **Intel 1 year TSR calculated as of November 18, 2014 close of market (Source: Factset)

       Strategic Vectors  Our highest-shareholder value will come from a strategy that usesour core assets to move into profitable, complementary markets.        MOORE’S LAW  INTEGRATION  SHARED IP                Memory   Graphics      WiFi  I/O

 Our Corporate Mission, Vision, Strategy        MISSION  VISION  GROWTH STRATEGY  Utilize the power of Moore’s Law to bring smart, connected devices to every person on Earth.  If it is smartand connected, it is best with Intel.  Our highest shareholder value will come from a strategy that usesour core assets to move into profitable, complementary markets.                  *Other brands and names may be claimed as the property of others.

       CORE ASSETS THAT DRIVE THE PC AND DATA CENTER    IoT    SECURITY    SOFTWARE    WEARABLES    FOUNDRY    MOBILE    PROCESS TECHNOLOGY  Our highest shareholder value will come from a strategy that usesour core assets to move into profitable, complementary markets.                SHARED IP    IA CORES

               PC Stabilize & Innovate                                        *Other brands and names may be claimed as the property of others.

     The PC Market is Stabilizing   Source: IDCSource: Gartner, Forecast: PCs, Ultramobiles and Mobile Phones, Worldwide, 2011-2018, 3Q14 Update, Ranjit Atwal, 9/16/14  Mu  Gartner TAM365  IDC TAM291  318  315  Range

       $199  Innovating and Differentiating the PC Experience    Enabling New Experiences      New Designs  Options for Everyone  Broad Range of Price Points    Multiple OS                  *Other brands and names may be claimed as the property of others.

   Data Center: Expansion & Growth

           Data Center Expansion and Growth  Broad Customer Base & Diversifying Market SegmentsLeadership Products & TechnologiesForecasting 15% CAGRthrough 2018*              *Forecast  is based on current expectations and is subject to change without noticeSource: Intel  *Other brands and names may be claimed as the property of others.

 Software to Silicon:Targeted Integrationfor Specific Workloads    First Intel-OptimizedCloudera ReleaseCustom Integrated Xeon and FPGA Products for our CustomersSoftware Defined Infrastructure/OpenStack  *Other brands and names may be claimed as the property of others.

     Moore’s Law is Our Competitive Advantage    Industry Leadership in Transistors         Moore’sLaw  LOWER POWER  LOWER COST  HIGHER PERFORMANCE                *Other brands and names may be claimed as the property of others.

     Utilize PC Core IP in Other Businesses  ~$11B  Intel R&D (2014)  100%  75%  50%  25%  0%  PC Core: Haswell GT3e  Server Core: Intel® Xeon® E5-2600 V3   Tablet Core: Bay Trail           Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  GenXGPU  EmbeddedDRAM    Co-packaged  EmbeddedDRAM  PCIE  IA CPU (Core)  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH1  EC2  USB  Display  Audio  PCIE  EmbeddedDRAM  Intel integrated GPU  WiFi  BT  WWAN  PCIE  Security    DRAM  PCH  EC  USB  Display  Audio  IA CPU (Core)  Cache(SRAM)  IA CPU (Core)  IA CPU (Core)  Cache(SRAM)  IA CPU (Core)  UncoreI/O  Memory Controller  ECC3  QPI4  QPI4  40GEthernet  PCIE  Security    I/O  Intel integrated GPU  Memory Controller  IA CPU (Atom)5 incl.Cache  I/O  I/O  USB  Security  Display  Audio  Camera  DRAM  WiFi  BT  WWAN  BT  WWAN  BT  WWAN  Note: 1PCH – Platform Controller Hub; 2EC – Ethernet Controller; 3ECC – Error Correcting Code memory; 4QPI – QuickPath Interconnect; 5Baytrail SoC sharing Core IP with Avoton microserver; Reference server and PC motherboards used are Intel Server Board S2600WT2 and Gigabyte GA-Z87N-WIFI - Source: Intel, lit search

     CORE ASSETS THAT DRIVE THE PC AND DATA CENTER    IoT    SECURITY    SOFTWARE    WEARABLES    FOUNDRY    MOBILE    PROCESS TECHNOLOGY              SHARED IP    IA CORES    Utilize our core assets to move intoPROFITABLE, COMPLEMENTARY MARKETS

   40M IA Tabletsin 2014*  Tablet Volume (Mu)  *Intel Forecast  *Forecast  is based on current expectations and is subject to change without noticeSource: Intel

 Cost Optimization and Feature Differentiation      Good, Better, Best  Feature Differentiation

   Smart Growth in Phones    Long Term Agreements  New Partners      *Other brands and names may be claimed as the property of others.

 Communications Critical Across Platforms  Note: Attach rate calculated based on forecasted WWAN and TAM unit shipments    laptops      Forecast  Range  ‘11  ‘12  ‘13  ‘14  ‘15  ‘16  ‘17  ‘18  ‘19  ‘20  ‘21  ‘22  0  20  40  60  80  100%      Modem attach rate    TABLETS    Forecast  ‘11  ‘12  ‘13  ‘14  ‘15  ‘16  ‘17  ‘18  ‘19  ‘20  ‘21  ‘22  0  20  40  60  80  100%    Range      Modem attach rate  Intel® XMM™7260  *Forecast  is based on current expectations and is subject to change without noticeSource: Intel

 Organizational Changes to Drive our Mobile Strategy in 2015     Moved Mobile Hardware teams into newly formed Client Computing GroupMoved Modem and SoFIA (engineering and customer support) teams into Platform Engineering Group

     CORE ASSETS THAT DRIVE THE PC AND DATA CENTER    IoT    SECURITY    SOFTWARE    WEARABLES    FOUNDRY    MOBILE    PROCESS TECHNOLOGY              SHARED IP    IA CORES

   Internet of Things & Wearables

   Foundry                          *Other brands and names may be claimed as the property of others.

 Leadership Moving Forward      Relentless pursuit of Moore’s LawDevelop products that enable the best computing experienceMarket driven view of our industryOpen foundry to any company able to utilize our leading edge SiliconCreate Platforms for Enterprise, not just SiliconDrive focus on bringing innovation to market quickly

     Leadership Moving Forward  Relentless pursuit of Moore’s LawDevelop products that enable the best computing experienceMarket driven view of our industryOpen foundry to any company able to utilize our leading edge SiliconCreate Platforms for Enterprise, not just SiliconDrive focus on bringing innovation to market quicklyContinue growth in the Data CenterIf it is smart and connected, it is best with Intel

 Brian KrzanichChief Executive Officer  Renée JamesPresident  Greg Pearson Sales and Marketing Group  Tom KilroyCorporate Strategy  Steven FundGlobal Marketing & Communications  Stacy SmithChief Financial Officer  Steve RodgersLaw & Policy Group  Bill HoltTechnology and Manufacturing Group  Doug FisherSoftware and Services Group  Chris YoungIntel Security Group  Richard TaylorHuman Resources  Arvind SodhaniIntel Capital  Kim StevensonInformation Technology  Rob CrookeNon-Volatile Memory Solutions Group  Kirk SkaugenClient Computing Group  Hermann EulMobile and Communications Group  Diane BryantData CenterGroup  Doug DavisInternet of ThingsGroup  Wen-Hann WangIntel Labs  Amir FaintuchPlatform Engineering Group  Joshua Walden Platform Engineering Group  Mike BellNew DevicesGroup  Wendell BrooksMergers& Acquisitions

     If it is smart and connected, it is best with Intel.    CORE ASSETS THAT DRIVE THE PC AND DATA CENTER    IoT    SECURITY    SOFTWARE    WEARABLES    FOUNDRY    MOBILE    PROCESS TECHNOLOGY              SHARED IP    IA CORES

 Legal Disclaimers  Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products.  All dates, forecasts and products specified in this presentation are subject to change without notice.  This presentation will not be updated to reflect any such changes. Copyright 2014 Intel Corporation. *Other names and brands may be claimed as the property of others.

 Risk Factors  The statements in the presentations and other commentary that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations.  Demand for Intel’s products is highly variable and could differ from Intel’s expectations due to factors including changes in the business and economic conditions; consumer confidence or income levels; customer acceptance of Intel’s and competitors’ products;  competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers.Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields.  Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new features into existing products, which may result in restructuring and asset impairment charges. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term.  The declaration and rate of dividend payments and the amount and timing of Intel’s stock buyback program are at the discretion of Intel’s board of directors, and plans for future dividends and stock buy backs and could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and because of changes to Intel’s cash flows and changes in tax laws.Intel’s expected  tax rate is based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various authorities, including payment of interest and penalties; and the ability to realize deferred tax assets.  Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates.  Intel’s results could be affected by the timing of closing of acquisitions, divestitures and other significant transactions.Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.